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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 21, 2003

                            PAINCARE HOLDINGS, INC.
                            -----------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           FLORIDA                     1-14160               (06-1110906)
----------------------------       ----------------          -------------
(STATE OR OTHER JURISDICTION       (COMMISSION FILE          (IRS EMPLOYER
    OF INCORPORATION OR                 NUMBER)           IDENTIFICATION NUMBER)
      ORGANIZATION)


                         37 N. ORANGE AVENUE, SUITE 500
                             ORLANDO, FLORIDA 32801
                             ----------------------
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

                                 (407) 926-6615
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 (407) 926-6616
                                 --------------
              (REGISTRANT'S FACSIMILE NUMBER, INCLUDING AREA CODE)

                               WWW.PAINCAREINC.COM
                               -------------------
                         (REGISTRANT'S WEBSITE ADDRESS)

                             HELPMATE ROBOTICS, INC.
         SHELTER ROCK LANE, DANBURY, CONNECTICUT, 06810: (203) 798-8988
         --------------------------------------------------------------
         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     On April 21, 2003, PainCare Holdings, Inc. announced that it signed a definitive Merger Agreement to acquire Medical Rehabilitation Specialists II, P.A., a physiatry and pain management practice headquartered in Tallahassee, Florida that serves patients in Leon, Jackson, Taylor, Madison and Wakulla Florida as well as Thomasville, Georgia.

     A copy of the Merger Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference. A copy of the press release describing such transaction is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not Applicable.
     (b)  Not Applicable.
     (c)  Exhibit 10.1 Merger Agreement dated April 18, 2003.
          Exhibit 99.1 Press release dated April 21, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                             PAINCARE HOLDINGS, INC.

Date:  April 24, 2003              BY: /s/ RANDY LUBINSKY
                                           -------------------------------------
                                           Chief Executive Officer and Director

Date:  April 24, 2003              BY: /s/ MARK SZPORKA
                                           -------------------------------------
                                           Chief Financial Officer, Secretary
                                           and Director

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